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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934

                                August 20, 2003
               Date of Report (Date of Earliest Event Reported)


                            Hawaiian Holdings, Inc.
            (Exact name of registrant as specified in its charter)

                Delaware                               1-31443                             71-0879698
    (State or other jurisdiction of                (Commission File                     (I.R.S. Employer
     incorporation or organization)                    Number)                        Identification No.)

      885 Third Avenue, 34th Floor
              New York, NY                                                                   10022
(Address of Principal Executive Offices)                                                   (Zip Code)

      Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5. Other Events and Regulation FD Disclosure.

     As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827).

     On August 20, 2003, Hawaiian Airlines filed its unaudited Monthly Operating Report for the month of July 2003 (the "Operating Report") with the Bankruptcy Court. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Operating Report as filed with the Bankruptcy Court, and is herein incorporated by reference. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT, CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. IN ADDITION, THE REGISTRANT OBTAINED THE OPERATING REPORT FROM THE BANKRUPTCY COURT AND NOT FROM HAWAIIAN AIRLINES ITSELF. THE OPERATING REPORT IS RECEIVED BY THE REGISTRANT IN HARD COPY FORM AND IN THE SAME CONDITION AS IT IS AVAILABLE PUBLICLY FROM THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO OBTAIN AN ELECTRONIC COPY OF THE OPERATING REPORT, AND AS A RESULT OF THE CONDITION IN WHICH THE OPERATING REPORT IS RECEIVED BY THE REGISTRANT, THERE MAY BE INFORMATION CONTAINED IN THE OPERATING REPORT THAT IS UNCLEAR OR ILLEGIBLE. THE OPERATING REPORT MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

     This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines which may cause the actual results of the Registrant to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute their business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.


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     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Registrant's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


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ITEM 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not Applicable/None

     (b)  Pro Forma Financial Information.

          Not Applicable/None

     (c)  Exhibits.

          Exhibit Number              Document Description
          --------------              --------------------

          99.1 Hawaiian Airlines, Inc. Monthly Operating Report to the Bankruptcy Court for the period ending July 31, 2003, dated August 20, 2003.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2003                By: Hawaiian Holdings, Inc.


                                          By:   /s/ John W. Adams
                                                ------------------------
                                                John W. Adams
                                                Chairman of the Board of
                                                Directors and Chief Executive
                                                Officer



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